U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                   INFORMATION REQUIRED IN THE PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]      Preliminary Proxy Statement      [_]      Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-12

                            EUROWEB INTERNATIONAL CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
        ______________________________________________________________________
(2)
        Aggregate number of securities to which transaction applies:
        _______________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________________

(4)     Proposed maximum aggregate value of transaction:
        _______________________________________________________________________

(5)     Total fee paid:
         _______________________________________________________________________

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:
         _______________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:
         _______________________________________________________________________
(3)      Filing Party:
         _______________________________________________________________________
(4)      Date Filed:
         _______________________________________________________________________

EUROWEB INTERNATIONAL CORP.
                                              EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York NY  10022                       Bocskai ut. 134-146
Tel: (212) 758-9870; Fax: (212) 758-9896            H-1113 Budapest o Hungary
                                                         Tel: (+36 1) 382 3711
                                                         Fax: (+36 1) 382 3636
==============================================================================


               TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company" or "EWEB"), will be held at 11:00 A.M. (New York time), on May 28, 2002 at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017, for the following purposes:

1. To elect seven (7) directors of the Company to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To ratify the selection of KPMG Hungaria Kft. as our independent auditors for the fiscal year ending December 31, 2002; and

3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. Except as set forth below under "Important Notice", the Board of Directors is not aware of any other business to come before the Meeting.


-------------------------------------------------------------------------------
                                IMPORTANT NOTICE

     The Company has been advised by representatives of its majority stockholder, KPN Telecom B.V. ("KPN") that KPN intends to take the following actions in connection with the Board of Directors of the Company at the Meeting:

     KPN intends to cast its votes in favor of four (4) of the Company's seven
(7) nominees and to withhold its votes from Messrs. Frank R. Cohen, Robert Genova and Gerald Yellin.

     Immediately after the completion of the other items on the agenda for the Meeting KPN intends to:

o remove Messrs. Cohen, Genova and Yellin from the Board of Directors,
o amend the Company's by-laws to provide for a Board of Directors consisting of five individuals, and
o elect Robert Volkman to the Board of Directors.

Stockholders should be aware that as the holder of 52% of the Company's Common Stock KPN has sufficient voting power to approve each of the foregoing actions without the vote or consent of any other stockholder of the Company.

Thus, notwithstanding any vote by other stockholders of the Company at the Meeting, KPN will cause the Board of Directors of the Company to consist of Messrs. Csaba Toro, Rob van Vliet, Stewart P. Reich, Robert Volkman and Roelant Lyppens.

KPN is not soliciting or requesting any stockholder to execute or to revoke any proxy or recommending that you vote or not vote your shares for or against any director or any proposal.
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                                       1

Only stockholders who own shares of our common stock at the close of business on April 10, 2002 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:
  - marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;
  - dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or
  - casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report, as amended, to stockholders. Our annual report is not a part of this proxy statement.



                                          By Order of the Board of Directors,

                                          /s/Frank R. Cohen
                                          -----------------------------------
                                          Frank R. Cohen
                                          Chairman of the Board


New York, New York
____________, 2002

EUROWEB INTERNATIONAL CORP.
                                              EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York NY  10022                       Bocskai ut. 134-146
Tel: (212) 758-9870; Fax: (212) 758-9896            H-1113 Budapest o Hungary
                                                         Tel: (+36 1) 382 3711
                                                         Fax: (+36 1) 382 3636
==============================================================================

                                                             __________, 2002
-------------------------------------------------------------------------------
             PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

-------------------------------------------------------------------------------

              The board of directors is soliciting proxies to be used at our May 28, 2002 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and complete, date and sign and return the enclosed proxy in the enclosed postage-paid envelope.

              This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about _________, 2002. Our annual report is not a part of this proxy statement.


------------------------------------------------------------------------------

------------------------------------------------------------------------------
                      INFORMATION ABOUT THE ANNUAL MEETING


WHEN IS THE ANNUAL MEETING?

     May 28, 2002, 11:00 a.m. Eastern Daylight Time.

WHERE WILL THE ANNUAL MEETING BE HELD?

     The meeting will be held at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

     You will be voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect seven directors to serve until the 2003 Annual Meeting of stockholders or until their successors are duly elected and qualified;

     2. RATIFICATION OF AUDITORS. To ratify the selection of KPMG Hungaria Kft. ("KPMG") as independent auditors of the Company for the fiscal year ending December 31, 2002; and

     3. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.
                                       3

As noted above, following the completion of the two agenda items KPN, the Company's majority stockholders intends to propose to:

        o remove Messrs. Frank Cohen, Robert Genova and Gerald Yellin from the Board of Directors,
        o amend the Company's by-laws to fix at five (5) the number of directors, and
        o elect Robert Volkman to the Board of Directors.

Because KPN controls a majority of the Company's shares entitled to vote at the Meeting, the approval of each of these proposals (hereafter, the "KPN Proposals") is assured, regardless of how any other stockholder may vote.

WHO CAN VOTE?

     Only holders of record of our common stock at the close of business on April 10, 2002 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On April 10, 2002, there were 4,665,332 shares of our common stock outstanding and entitled to vote, which does not include 175,490 treasury shares which are owned by the Company and are not entitled to vote at the Stockholders Meeting.

     KPN Telecom B.V., a Netherlands limited liability company ("KPN") is the beneficial owner of 2,461,014 common stock shares, approximately 52% of the outstanding voting power of the Company's shares. Accordingly, KPN has the power to elect the Board's seven nominees for director or to elect its own slate of directors and to approve or disapprove the appointment of KPMG as auditors.

     KPN has informed us that it will vote its shares in favor of Messrs. Csaba Toro, Roelant Lyppens, Robert van Vliet and Stuart P. Reich as directors and that it will withhold its votes from Messrs. Frank Cohen, Robert Genova and Gerald Yellin.

YOUR BOARD OF DIRECTORS (WITH THE TWO KPN DESIGNEES ABSTAINING) HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN, OTHER THAN THE KPN PROPOSALS AS TO WHICH NO POSITION HAS BEEN TAKEN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF KPMG AS AUDITORS.

THE BOARD MAKES NO RECOMMENDATION, EITHER FOR OR AGAINST ANY OF THE KPN
PROPOSALS.

HOW DO I VOTE BY PROXY?

     You may vote your shares by:

     - VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

     - VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

     - VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

     If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote FOR" or "AGAINST" or you may "ABSTAIN" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

     - "FOR" the election of all of our nominees for directors;

     - "FOR" the ratification of KPMG Hungaria Kft. as our independent auditors.

As the Board has taken no position on any of the KPN Proposals, the individuals named in your proxy card intend to abstain with respect to each of the KPN proposals.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

     2. Sending written notice of revocation to our secretary; or

     3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

     One-third of the outstanding shares of EWEB common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

     o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

     o The ratification of the director's selection of KPMG Hungaria
Kft. as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

     o The removal of three directors (as proposed by KPN) will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the removal of the directors.

     o The amendment of the by-laws of the Company to fix the number of directors at five (as proposed by KPN) will require an affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the proposal to amend the by-laws.

    o The election of Robert Volkman to a newly created directorship (as proposed by KPN) will require a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.


WHO PAYS FOR THE SOLICITATION OF PROXIES?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.


WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?

     Any stockholder proposals for the 2003 annual meeting must be received by us, directed to the attention of the Company's secretary, Frank R. Cohen, 445 Park Avenue, 15th Floor, New York NY 10022, no later than December 20, 2002. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

------------------------------------------------------------------------------
                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)
------------------------------------------------------------------------------

     At the Meeting, seven (7) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Frank R. Cohen, Robert Genova, Csaba Toro, Roelant Lyppens, Rob van Vliet, Gerald Yellin and Stewart P. Reich (collectively, the "Nominees"). Mr. Lyppens replaces Mr. Marten Pieters, as one of the two KPN representatives on the Board. If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

     As noted above, KPN has informed us that it will vote its shares in favor of Messrs. Csaba Toro, Roelant Lyppens, Robert van Vliet and Stuart P. Reich as directors and that it will withhold its votes from Messrs. Frank Cohen, Robert Genova and Gerald Yellin. After the two items on the agenda for the Meeting are concluded KPN intends to propose to remove Messrs. Cohen, Genova and Yellin from the Board, amend the by-laws of the Company to fix the number of directors at five (5) and elect Robert Volkman to the newly created directorship resulting from these actions. Mr. Volkman is a certified public accountant who is the managing partner of Volkman & Company, CPAs. Volkman & Company CPAs provides tax consulting services to the Company.

     As KPN owns 52% of the Company's outstanding Common Stock, it has the requisite votes to ensure that all of its proposals are approved.

     Stockholders should be aware that, notwithstanding the Company's solicitation on behalf of the Nominees, three of the seven Nominees will not be directors of the Company after the Meeting and Mr. Volkman, who is not one of the Nominees, will be elected to the Board.

     Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

     Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

     General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

     Frank R. Cohen, age 81, is Chief Financial Officer, and has been a Director and Secretary of the Company since its inception in 1992, and has been Chairman of the Board since February 6, 1997. Mr. Cohen has been an attorney at law in the City of New York since 1946.

     Robert Genova, age 60, has been a Director, President and Treasurer of the Company from September 1998 to October 1999. Since October 1999 Mr. Genova has held the position of Chief Executive Officer and President of the Company. Prior to holding such positions with the Company, Mr. Genova had been a management and financial consultant to the Company since 1992 and to other companies since 1990.

     Csaba Toro, age 36, has been Vice President of the Company since September 1998, and has also been the Company's International Managing Director (COO) of all European Operations since October 1999. In February 2001, he also became COO of Pantel, an indirect subsidiary of Royal KPN N.V., and was promoted to CEO in February 2002. From 1997 to 1999, Mr. Toro was managing director of the Company's Hungarian subsidiary. Prior thereto, since 1994, he was managing director of ENET Kft., which company was acquired by the Company in 1997.

     Roelant Lyppens, age 32, has been Chief Financial Officer of PanTel since March 2002. From July 1998 till March 2002, Mr. Lyppens has been working as manager corporate finance and as controller at Xantic B.V., a joint venture of KPN and Telstra providing satellite communication. Prior to that he has held various positions at KPN in the field of strategy and finance, since 1995.

     Rob van Vliet, age 47, has been a Director of the Company since May 2000. Mr. van Vliet is since 1998 responsible within KPN for the international IP/data activities as developed in KPNQwest and Euroweb. Mr. van Vliet currently holds a seat on the board of PanTel. Since March 1, 2002 he became CEO of Vision Networks Holdings with cable TV operations in Poland and the Czech Republic. During the period from November 1998 until January 2000 he was also a member of the Supervisory Board of Planet Internet, a consumer ISP in Belgium. From 1993 until 1998 Mr. van Vliet was active as Project Director for KPN's international acquisitions in Central and Eastern Europe.

     Gerald Yellin, age 67, has been a Vice-President of the investment banking firm of Bear Stearns & Company, Inc. since 1975.

     Stewart P. Reich, age 58, has been Chief Executive Officer and President of Golden Telecom Inc., Russia's largest alternative voice and data service provider as well as its largest ISP, since 1997. In September 1992, Mr. Reich was employed as Chief Financial Officer at UTEL (Ukraine Telecommunications), of which he was appointed President in November 1992. Prior to that Mr. Reich held various positions at a number of subsidiaries of AT&T Corp.

     Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

     Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of EWEB, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2001 BOARD MEETINGS

     In 2001, the board met five (5) times. No director attended less than 75% of all of the combined total meetings of the board and the committees on which they served in 2001.
                                       8

BOARD COMMITTEES

     The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. Please refer to Annexes 1 and 2 to this Proxy Statement for additional information regarding the role, membership and activities of the Company's Audit Committee and Compensation Committee during the year ended December 31, 2001.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

PLEASE NOTE THAT KPN INTENDS TO REMOVE THREE OF THE NOMINEES, TO AMEND THE BY-LAWS TO FIX THE NUMBER OF DIRECTORS AT FIVE AND TO ELECT MR. ROBERT VOLKMAN TO THE BOARD OF DIRECTORS. THE BOARD MAKES NO RECOMMENDATION EITHER FOR OR AGAINST ANY OF THESE PROPOSALS.


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         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                          (ITEM 2 ON THE PROXY CARD)
------------------------------------------------------------------------------


     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG Hungaria Kft. as independent auditors of the Company for the year ending December 31, 2002, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG Hungaria Kft. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     Additional information regarding the independence of KPMG Hungaria Kft. and the amount of audit and other fees paid by the Company to KPMG Hungaria Kft. are disclosed in Annex 1.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG HUNGARIA KFT. AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

-------------------------------------------------------------------------------
             BENEFICIAL OWNERSHIP OF EWEB COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT
-------------------------------------------------------------------------------
                                   Shares
Name and Address                   Beneficially Owned (1)   Percent Owned (1)
-------------------------------    ---------------------   -------------------
KPN Telecom B.V. (6)                2,461,014                         52%
Maanplein 5
The Hague, The Netherlands

Frank R. Cohen                      105,000 (2)                       2.23%
445 Park Avenue
New York, NY 10022

Robert Genova                       121,600 (3)                       2.58%
CSM 65, West Main Street
Chester, NJ 07930

Csaba Toro (5)                      97,000(4)                         2.05%
1113 Budapest
Bocskai ut 134-146
Hungary

Roelant Lyppens (5)                 0                                 0
1113 Budapest
Bocskai ut 134-146
Hungary

Rob van Vliet (6)                   0                                 0
KPN Telecom B.V.
Maanplein 5
The Hague, The Netherlands

Gerald Yellin                       0                                 0
500 E. 83rd Street
New York, NY 10028

Stewart P. Reich                    0                                 0
18 Dorset Lane
Bedminster, NJ 07921

All Officers and Directors as a     323,600                           6.84%
Group (7 Persons)
----------------------------
(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after April 10, 2002. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on April 10, 2002 any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
                                       10

(2) Mr. Cohen owns, directly or indirectly, 2.23% of the issued and outstanding shares of the Company. Mr. Cohen owns 2,000 shares directly and has options to purchase 103,000 shares.
(3) Mr. Genova owns, directly or indirectly, 2.58% of the issued and outstanding shares of the Company. Mr. Genova owns 27,600 shares directly and has options to purchase 94,000 shares.
(4) Mr. Toro owns, directly or indirectly, 2.05% of the issued and outstanding shares of the Company represented by options to purchase 97,000 shares.
(5) Does not include shares reported to be beneficially owned by KPN Telecom B.V.. Messrs. Lyppens and Van Vliet are employees of KPN Telecom B.V.. Mr. Toro is an employee of PanTel, an indirect subsidiary of Royal KPN N.V.
(6) KPN Telecom B.V. is a subsidiary of Royal KPN N.V.


SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2001. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2001, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2001 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2002, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer and Chief Financial Officer, the latter being the only executive officers of the Company whose annual salary and bonus exceeds $100,000, during the Company's 1999, 2000 and 2001 fiscal years:



                             ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                             ------------------------------------   ----------------------------------------------------------
                                                                    Restricted     Number of
                                                      Bonus and     Stock Award(s) Securities
                              Year Ended              Other Annual                 Underlying
Name and Principal Position   December 31, Salary ($) Salary ($)     ($)           Options/SARs (#)  All Other Compensation ($)

Frank R. Cohen                2001         200,000    --             --             103,000            --
Chairman of the Board
                              2000         200,000    --             --             103,000            --
Secretary
                              1999         200,000    --             --             103,000            --
Treasurer (C.F.O.)

Robert Genova                 2001         350,000    --             --              94,000            --
President                     2000         350,000    --             --              94,000            --
Chief Executive Officer       1999         350,000    --             --              94,000            --


     The following tables set forth the information concerning individual grants of stock options and appreciation rights during the last fiscal year to each of the Company's executive officers named above.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     There were no grants of Stock Options/SAR made to the named Executives during the fiscal year ended December 31, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR
VALUES


Name        Number of Shares  Value         Number of Securities Underlying     Value of Unexercised In-the-Money
            Acquired on       Realized ($)  Unexercised Options at Fiscal Year  Options at Fiscal Year End *
            Exercise (#)                    End (#)
                                            Exercisable/Unexercisable           Exercisable/Unexercisable
Robert Genova   - 0 -           - 0 -       94,000/0                            $0.00
Frank R. Cohen  - 0 -           - 0 -       103,000/0                           $0.00

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's Common Stock quoted on the Nasdaq as of December 31, 2001), which was $1.81 per share.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

     The Company entered into six-year agreements with its Chairman of the Board, Frank R. Cohen ("Cohen"), its President, Robert Genova ("Genova") and its Vice President, Csaba Toro ("Toro") on October 18, 1999, commencing January 1, 2000. The agreements provide for annual compensations of $200,000, $350,000 and $96,000 for the Chairman of the Board, President and Vice President of the Company, respectively, and terminate on December 31, 2005.

     The agreements further provide that, if employment is terminated other than for willful breach by the employee, or for cause or in event of a change in management of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

     The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant.

     There were no changes in the Employment and Management Agreements in the last fiscal year.

DIRECTOR COMPENSATION

     Directors who are also officers of the Company are not separately compensated for their services as a director.

     Directors who are not officers receive cash compensation for their services: $2,000 at the time of agreeing to become a Director; $2,000 for each Board Meeting attended either in person or by telephone; and $1,000 for each Audit Committee Meeting attended either in person or by telephone. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under the Company's 1993 Stock Option Plan (described below). No stock option awards were made to non-employee directors as of April 19, 2002.
                                       13

STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "Plan") permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. An aggregate of 134,000 shares of Common Stock are authorized for issuance under the Plan. At December 31, 2001, 44,500 options were available under the Plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company. No options were granted to any officers, directors or employees of the Company during the year ended December 31, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1999, the Company loaned Mr. Toro $150,000 for the purpose of purchasing an apartment condominium in Budapest. The loan bears interest at the rate of 11 1/2% per annum and is secured both by Mr. Toro's employment contract and by a lien on the property. Mr. Toro repaid the loan in full in 2001.

     Management believes that the transaction with Mr. Toro was made on terms no less favorable to the Company than those available from unaffiliated parties. It is intended that any future transactions with officers, directors and affiliates of the Company will be made on terms no less favorable to the Company than those available from unaffiliated parties.

ANNUAL REPORT ON FORM 10-KSB

     The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

           As described above, KPN has advised the Company that immediately following the completion of the agenda items KPN intends to propose to:

o remove Messrs. Frank Cohen, Robert Genova and Gerald Yellin from the Board of Directors,

o amend the Company's by-laws to fix at five (5) the number of directors, and

o elect Robert Volkman to the Board of Directors.

     Mr. Robert Volkman, age 51, is a Certified Public Accountant licensed by the State of New York and has been practicing in the New York area since 1974. Mr. Volkman is currently the managing partner of Volkman & Company, Certified Public Accountants. Mr. Volkman is the son of Jerome Volkman, who was a director of EuroWeb until his death on February 13, 2002. Mr. Volkman's business address is 60 East 42nd Street, New York, New York 10165.

     KPN is not soliciting or requesting any stockholder to execute or to revoke any proxy or recommending that you vote or not vote your shares for or against any director or any proposal.

     KPN's majority ownership of the Company will result in the approval of each of the KPN Proposals regardless of whether or how any other stockholder may vote.

     The Board makes no recommendation either for or against any of the KPN Proposals. The individuals named on your proxy card as the proxy holders will vote to abstain on each of the KPN Proposals.

     The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.



                       By Order of the Board of Directors


                                  /s/Frank R. Cohen
                                  ----------------------
                                  Frank R. Cohen
                                  Chairman of the Board

Dated: ___________, 2002
New York, New York
                                       15

                                                                         ANNEX 1

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


Membership and role of the Audit Committee

     The Audit Committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. During 2001, the audit committee consisted of Messrs. Frank R. Cohen, Gerald Yellin and Jerome Volkman. The Audit Committee held one meeting in 2001. The Audit Committee will be reconstituted following the Meeting and will include at least a majority of Directors who are "independent" for purposes of the National Association of Securities Dealers' listing standards.

     As at December 31, 2001 a majority of the members of the Audit Committee (Messrs. Yellin and Volkman) were "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in the Company's Proxy Statement dated April 18, 2001.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2001

     In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Audit Fees

     For the fiscal year ended December 31, 2001, the aggregate fees billed by KPMG Hungaria for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was $130,000.

Financial Information Systems Design and Implementation Fees

     For the fiscal year ended December 31, 2001 KPMG Hungaria rendered no information technology services to the Company relating to financial systems design and implementation, and no fees were billed by KPMG Hungaria to the Company for any such services.

All other fees

     The Company paid KPMG Hungaria, its principal accountant, $17,900 for all other services for fiscal 2001, of which $3,300 were related primarily to non-audit and quarterly review services for the year for taxation and other assurance-related issues, and $14,600 were related to legal advice from KPMG affiliated firms provided to Euroweb Slovakia, a subsidiary of the Company.

Auditor Independence

     The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of KPMG Hungaria as the Company's principal accountants.


                    MEMBERS OF THE AUDIT COMMITTEE

/s/ Gerald Yellin                                 /s/ Frank R. Cohen
-----------------                                 ------------------
  Gerald Yellin                                     Frank R. Cohen

                                                                    ANNEX 2

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION


     The Compensation Committee of the board of directors i) reviews and recommends to the board the compensation and benefits of our executive officers;
ii) administers our stock option plans and employee stock purchase plan; and
iii) establishes and reviews general policies relating to compensation and employee benefits.

     In 2001, the compensation committee consisted of Messrs. Frank R. Cohen, Marten Pieters and Rob van Vliet. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. During the past fiscal year the Compensation Committee had one (1) meeting and decided that the base salaries of the Company's executive officers would remain the same for the year 2001. The Compensation Committee further decided that there will be no incentive bonuses or stock options for executive officers for the year ended December 31, 2001.


            MEMBERS OF THE COMPENSATION COMMITTEE



   /s/ Rob van Vliet          /s/ Frank R. Cohen       /s/ Marten Pieters
   -----------------          ------------------       ------------------
Rob van Vliet, Chairman         Frank R. Cohen           Marten Pieters

                                      PROXY
                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  MAY 28, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints ROBERT GENOVA and FRANK R. COHEN, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 28, 2002, at 11:00 A.M., local time, at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017, or at any adjournments or postponements thereof.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal(1) The election as directors of all nominees listed below to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

        Nominees:
        01) FRANK R. COHEN   02) ROBERT GENOVA          03) CSABA TORO
        04) MARTEN PIETERS   05) ROB VAN VLIET          06) GERALD YELLIN
        07) ROBERT VOLKMAN

        FOR ALL |_|          WITHHOLD ALL |_|           FOR ALL EXCEPT|_|

        To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

         --------------

Proposal (2)Ratification of the appointment of KPMG HUNGARIA Kft. as auditors of the Company for the fiscal year ending December 31, 2002.

            FOR|_|            AGAINST|_|                 ABSTAIN|_|

     The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposal (2). The Proxy holders will vote to abstain on the KPN Proposals described in the accompanying proxy statement. If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2001.

     NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.


 Signature (Please sign within the box) [ ________ ] DATE:     _______, 2002
 Signature (Joint owners)               [_________ ]  DATE:    _______, 2002